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                                                                      Exhibit 99

    Written Statement of Chief Executive Officer and Chief Financial Officer
                             Pursuant to Section 906
           of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

     The undersigned, the President and the Executive Vice President and Chief Financial Officer of Trex Company, Inc. (the "Company"), each hereby certifies that, on the date hereof:

     (a) the Annual Report on Form 10-K of the Company for the Year Ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                  /s/ Robert G. Matheny
                                  -----------------------------
                                  Robert G. Matheny
                                  President
                                  (Chief Executive Officer)
                                  March 18, 2003


                                  /s/ Anthony J. Cavanna
                                  -----------------------------
                                  Anthony J. Cavanna
                                  Executive Vice President and Chief Financial
                                   Officer
                                  March 18, 2003